Ameritas Life Insurance Corp.
                               ("Ameritas Life")

                     Ameritas Variable Separate Account VL
                     Ameritas Variable Separate Account VA
                             ("Separate Accounts")

                                 Supplement to:
                         Executive Select, Regent 2000,
                           and Allocator 2000 Annuity
                         Prospectuses Dated May 1, 2007

                                Designer Annuity
                          Prospectus Dated May 1, 2010

                                 Allocator 2000
                       Prospectus Dated September 1, 2010

                       Supplement Dated October 25, 2012


On September 14, 2012, shareholders of the Oppenheimer High Income Fund/VA (the "Target Portfolio") approved an Agreement and Plan of Reorganization recommended by the fund's Board of Trustees. The reorganization will transfer assets of the Target Portfolio to the Oppenheimer Global Strategic Income Fund/VA (the "Acquiring Portfolio"). The Target Portfolio and the Acquiring Portfolio are current underlying investment options for Subaccounts available with your Policy.

The reorganization will be final on or about October 26, 2012. At that time, Policy Owners who are invested in the Subaccount corresponding to the Target Portfolio will become invested in the Subaccount corresponding to the Acquiring Portfolio. Specifically, such Policy Owners will receive units of the Subaccount investing in the Non-Service shares of the Acquiring Portfolio equal to the value of their units of the Subaccount investing in the Non-Service shares of the Target Portfolio.

At the time of the reorganization, your Policy prospectus is revised by deleting all mention of the Oppenheimer High Income Fund/VA, Non-Service Shares. All references and information for the Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares remains unchanged. For more information, please refer to the Oppenheimer Variable Account Funds prospectus.


All other provisions of your Policy remain as stated in your Policy and prospectus as previously supplemented.

Please retain this Supplement with the current prospectus for your variable
                 Policy issued by Ameritas Life Insurance Corp.

            If you do not have a current prospectus, please contact
                        Ameritas Life at 1-800-745-1112.